EXHIBIT 99.2

        Certification under Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Phillip L. Jones, as Chief Operating Officer of Profile Technologies, Inc., hereby certify that the accompanying Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fairly represents, in all material respects, the financial condition and results of operations of Profile Technologies, Inc.


                                               /s/ Phillip L. Jones
                                               --------------------
                                               Philip L. Jones
                                               Chief Operating Officer